SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON [___________], 2010

                                   ----------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust Inc., a Maryland Corporation (the "Fund"), will be held on [____________], 2010, at [_________], at The Cole Auditorium, The
Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"), for the following purposes:


     1. To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund's Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (together, the "Preferred Stock"), voting together as a single class, and one Director to be elected by the holders of the Fund's Preferred Stock, voting as a separate class; and


     2. If properly presented at the Meeting, to act upon the shareholder proposal presented under the heading "Shareholder Proposal" in the Proxy Statement accompanying this Notice.

     3. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on April 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE AT THIS YEAR'S MEETING IS PARTICULARLY IMPORTANT BECAUSE A DISSIDENT SHAREHOLDER GROUP MAY PROPOSE A SEPARATE SLATE OF DIRECTOR NOMINEES.

     THE FUND'S BOARD OF DIRECTORS (THE "BOARD", THE MEMBERS OF WHICH ARE REFERRED TO AS "DIRECTORS") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES LISTED ON THE ENCLOSED [WHITE] PROXY CARD. THE FUND'S DIRECTORS STRONGLY BELIEVE THAT THE BOARD'S NOMINEES, AND NOT THE NOMINEES OF THE DISSIDENT SHAREHOLDER GROUP, WILL BEST SERVE THE INTERESTS OF THE FUND AND ALL OF ITS SHAREHOLDERS.

     PLEASE DO NOT SIGN ANY PROXY CARD THAT MAY BE PROVIDED BY THE DISSIDENT SHAREHOLDER GROUP.

                                        By Order of the Board of Directors,


                                        PETER D. GOLDSTEIN
                                        ACTING SECRETARY

May [___], 2010

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OFYOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN,AND DATE THE ENCLOSED [WHITE] PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER AND ACCOMPANYING THE [WHITE] PROXY CARD.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                         VALID SIGNATURE
------------                         ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.                        ABC Corp.
(2) ABC Corp.                        John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4) ABC Corp., Profit Sharing Plan   John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2) John B. Smith, Executor
    Estate of Jane Smith             John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

     If available, instructions for Telephonic and Internet voting are included with the [white] proxy card. Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the [white] proxy card.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                [_________], 2010

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," the members of which are referred to as "Directors") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), a Maryland Corporation for use at the Annual Meeting of Shareholders of the Fund to be held on [__________], 2010, at [_________], at The Cole
Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and [white] proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about May [__], 2010.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ACTING SECRETARY OF THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT www.gabelli.com.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors as described in this Proxy Statement, and "against" the Shareholder Proposal if properly presented at the Meeting, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on April 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of
(i) 6.00% Series B Cumulative Preferred Stock ("Series B Preferred") and (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 13,670,353 shares of Common Stock, 791,014 shares of Series B Preferred, and 600 shares of Series C Preferred outstanding.

     The following person was known to the Fund to be beneficial owner of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:

    NAME AND ADDRESS OF                            AMOUNT OF SHARES
    BENEFICIAL OWNER(S)       TITLE OF CLASS   AND NATURE OF OWNERSHIP   PERCENT OF CLASS
    -------------------       --------------   -----------------------   ----------------
Lazard Asset Management LLC       Common        2,726,416 (beneficial)         19.9%
30 Rockefeller Plaza
New York, NY 10112

Arthur D. Lipson                  Common         852,735 (beneficial)          6.2%
Western Investment LLC
7050 S. Union Park Center,
Ste. 590
Midvale, UT 84047

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                             COMMON STOCKHOLDERS                PREFERRED STOCKHOLDERS
--------                     ----------------------------------   ----------------------------------
1. Election of Directors     Common and Preferred Stockholders,   Common and Preferred Stockholders,
                             voting together as a single class,   voting together as a single class,
                             vote to elect two Directors:         vote to elect two Directors:
                             Mario J. Gabelli, CFA and            Mario J. Gabelli, CFA and
                             Thomas E. Bratter                    Thomas E. Bratter

                                                                  Preferred Stockholders,
                                                                  voting as a separate class,
                                                                  vote to elect one Director:
                                                                  Anthony J. Colavita

2. Shareholder Proposal
   (if properly presented)   Common and Preferred Stockholders, voting together as a single class

3. Other Business            Common and Preferred Stockholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board consists of eight Directors, seven of whom are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund divides the Board into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, Thomas E. Bratter, and Anthony J. Colavita have each been nominated by the Board for election to serve for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Anthony J. Colavita has been nominated by the Board for election by the holders of the Fund's Preferred Stock for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     The Fund has received notice from a dissident shareholder group of its intention to nominate a separate slate of individuals for election to the Board at the Meeting. It is possible that the dissident shareholder group will prepare and mail proxy materials to solicit your vote in favor of its alternate nominees. Members of the Board's Nominating Committee have met with these alternate nominees. After further discussion, the Board has decided to nominate for election to the Board three current directors -- Mario J. Gabelli, Thomas E. Bratter and Anthony J. Colavita -- rather than either of the dissident shareholder group's nominees.

     Each of the Directors of the Fund has served in that capacity since the April 6, 1994 organizational meeting of the Fund with the exception of (i) Mr. Fahrenkopf, who became a Director of the Fund on August 18, 1999, (ii) Dr. Roeder, who became a Director of the Fund on November 17, 1999, and (iii) Mr. Colavita, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2013 ANNUAL MEETING OF SHAREHOLDERS

Mario J. Gabelli, CFA
Thomas E. Bratter
Anthony J. Colavita

DIRECTORS SERVING UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS

James P. Conn
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS

Frank J. Fahrenkopf, Jr.
Werner J. Roeder
Salvatore J. Zizza

     Under the Fund's Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary, and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund's Preferred Stock. Mr. Conn's term as Trustee is scheduled to expire at the Fund's 2012 Annual Meeting of Shareholders and therefore he is not standing for election at this meeting. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors, including those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"), three of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years, (excluding other funds managed by the Adviser), if any.

                                                                                                                          NUMBER OF
                                                                                                                         PORTFOLIOS
                               TERM OF                                                                                       IN
                             OFFICE AND                                                                                 FUND COMPLEX
    NAME, POSITION(S)         LENGTH OF                                                     OTHER DIRECTORSHIPS           OVERSEEN
       ADDRESS(1)               TIME                PRINCIPAL OCCUPATION(S)                   HELD BY DIRECTOR               BY
         AND AGE              SERVED(2)              DURING PAST FIVE YEARS                DURING PAST FIVE YEARS        DIRECTOR(3)
------------------------  ----------------  ---------------------------------------  ---------------------------------  ------------
INTERESTED DIRECTOR/NOMINEE(4):

MARIO J. GABELLI          Since 1994*       Chairman and Chief Executive             Director of Morgan Group                26
Chairman and                                Officer of GAMCO Investors, Inc.         Holdings, Inc. (holding
Chief Investment Officer                    and Chief Investment Officer -           company); Chairman of
Age: 67                                     Value Portfolios of Gabelli Funds,       the Board of LICT Corp.
                                            LLC and GAMCO Asset                      (multimedia and communication
                                            Management Inc.; Director/Trustee        services); Director of CIBL, Inc.
                                            or Chief Investment Officer of           (broadcasting and wireless
                                            other registered investment              communications)
                                            companies in the Gabelli/GAMCO
                                            Fund Complex; Chairman and Chief
                                            Executive Officer of GGCP, Inc.

INDEPENDENT DIRECTORS/NOMINEES(5):

THOMAS E. BRATTER         Since 1994*       Director, President and Founder of       --                                       4
Director                                    The John Dewey Academy
Age: 70                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA(6)    Since 2001*       President of the law firm of Anthony J.  --                                      34
Director                                    Colavita, P.C.
Age: 74

JAMES P. CONN(6)          Since 1994**      Former Managing Director and             Director of First Republic              18
Director                                    Chief Investment Officer of              Bank (banking) through January
Age: 72                                     Financial Security Assurance             2008 and LaQuinta Corp.
                                            Holdings Ltd. (insurance holding         (hotels) through January 2006
                                            company) (1992-1998)

FRANK J. FAHRENKOPF, JR.  Since 1999***     President and Chief Executive            Director of First Republic               6
Director                                    Officer of the American Gaming           Bank (banking) until
Age: 70                                     Association; Co-Chairman of the          September 2007
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee (1983-1989)

ANTHONY R. PUSTORINO      Since 1994**      Certified Public Accountant;             Director of The LGL Group, Inc.         13
Director                                    Professor Emeritus, Pace University      (diversified manufacturing)
Age: 84

WERNER J. ROEDER          Since 1999***     Medical Director of Lawrence             --                                      22
Director                                    Hospital and practicing private
Age: 69                                     physician

                                                                                                                          NUMBER OF
                                                                                                                         PORTFOLIOS
                               TERM OF                                                                                       IN
                             OFFICE AND                                                                                 FUND COMPLEX
    NAME, POSITION(S)         LENGTH OF                                                     OTHER DIRECTORSHIPS           OVERSEEN
        ADDRESS(1)              TIME                 PRINCIPAL OCCUPATION(S)                  HELD BY DIRECTOR               BY
         AND AGE              SERVED(2)              DURING PAST FIVE YEARS                DURING PAST FIVE YEARS        DIRECTOR(3)
------------------------  ----------------  ---------------------------------------  ---------------------------------  ------------
INDEPENDENT DIRECTORS/NOMINEES(5) (CONTINUED):

SALVATORE J. ZIZZA        Since 1994***     Chairman and Chief Executive             Director of Harbor BioSciences,         28
Director                                    Officer of Zizza & Co., Ltd.             Inc. (biotechnology) and
Age: 64                                     (private holding company) and            Trans-Lux Corporation (business
                                            Chief Executive Officer of               services); Chairman of each of
                                            General Employment Enterprises,          BAM (manufacturing); Metropolitan
                                            Inc.                                     Paper Recycling (recycling);
                                                                                     Bergen Cove Realty Inc. (real
                                                                                     estate); Bion Environmental
                                                                                     Technologies (technology) (2005-
                                                                                     2008); Director of Earl Scheib
                                                                                     Inc. (automotive painting)
                                                                                     through April 2009

OFFICERS(7):

BRUCE N. ALPERT                             Executive Vice President (since 1999)
President                 Since 2003        and Chief Operating Officer (since
Age: 58                                     1988) of Gabelli Funds, LLC; Chairman
                                            of Teton Advisors, Inc. since July 2008
                                            and Director and President from 1998
                                            through June 2008; Senior Vice
                                            President of GAMCO Investors, Inc.
                                            since 2008; Officer of all of the
                                            registered investment companies in the
                                            Gabelli/GAMCO Fund Complex since 1988

CARTER W. AUSTIN                            Ombudsman of the Fund since 2010; Vice
Ombudsman                 Since March 2010  President of other registered
Age: 43                                     investment companies in the
                                            Gabelli/GAMCO Fund Complex; Vice
                                            President of Gabelli Funds, LLC since
                                            1996

JOSEPH H. EGAN                              Assistant Treasurer of the Fund since
Acting Treasurer          Since March 2010  2004; Assistant Treasurer of all of the
Age: 66                                     other registered investment companies
                                            in the Gabelli/GAMCO Fund Complex

PETER D. GOLDSTEIN                          Director of Regulatory Affairs for
Chief Compliance Officer     Since 2004     GAMCO Investors, Inc. since 2004;
Acting Secretary          Since March 2010  Chief Compliance Officer of all of the
Age: 56                                     registered investment companies in
                                            the Gabelli/GAMCO Fund Complex

LAURISSA M. MARTIRE                         Vice President of the Fund since 2004;
Vice President            Since 2004        Vice President or Ombudsman of other
Age: 33                                     registered investment companies in the
                                            Gabelli/GAMCO Fund Complex; Assistant
                                            Vice President of GAMCO Investors, Inc.
                                            since 2003

AGNES MULLADY(8)                            Senior Vice President of GAMCO
Treasurer and Secretary   Since 2006        Investors, Inc. since 2009; Vice
Age: 51                                     President of Gabelli Funds, LLC since
                                            2007; Officer of all of the registered
                                            investment companies in the
                                            Gabelli/GAMCO Fund Complex; Senior Vice
                                            President of U.S. Trust Company, N.A.
                                            and Treasurer and Chief Financial
                                            Officer of Excelsior Funds from
                                            2004-2005

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

(3) The "Fund Complex" or the "Gabelli/GAMCO Fund Complex" includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with the Fund's Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of Common Stock of the Fund.

(5) Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Directors.

(6) As a Director/Nominee, elected solely by holders of the Fund's Preferred Stock.

(7) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(8)  Agnes Mullady is on a leave of absence for a limited period of time.

* Nominee to serve, if elected, until the Fund's 2013 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

** Term continues until the Fund's 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

*** Term continues until the Fund's 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.


     THOMAS E. BRATTER. Dr. Bratter is the Director, Founder and President of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts. He is also a Director of the International Center for Study of Psychiatry and Psychology, Vice President of the Small Boarding Schools Association and a Trustee of the Majorie Polikoff Estate. In addition to serving on the boards of other funds in the Fund Complex, Dr. Bratter has been an active investor in publicly traded equities for over 40 years. Dr. Bratter also serves on the Advisory Board of the American Academy of Health Providers in Addictive Disorders and sits on the editorial boards of six professional journals. Prior to establishing and managing The John Dewey Academy, Dr. Bratter was in private practice as a psychotherapist and taught psychology at Columbia University as an adjunct faculty for over 20 years. Dr. Bratter also founded and sat on the boards of six community based programs and authored numerous articles and books concerning the treatment and education of adolescents with behavioral problems, substance abuse problems, or learning difficulties. Dr. Bratter received his Bachelor of Arts from Columbia College, a Masters of Arts and Masters in Education from Columbia University, and a Doctorate in Education from Columbia University. Dr. Bratter's education, professional training and experience, and other life experiences, including but not limited to his more than 40 years of investment experience, business experience as a founder and officer of a private educational institution, service on the boards of other funds within the Fund Complex, and teaching and community service experience, make him highly qualified to serve as a Director of the Fund.



     ANTHONY J. COLAVITA, ESQ. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is the Chair of the Fund's Nominating Committee and is a member of the Fund's Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder uni-trust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita's education, professional training and experience, and other life experiences, including but not limited to his more than 49 years of experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.



     JAMES P. CONN. Mr. Conn, the lead independent Director of the Fund, is a member of the Fund's Proxy Voting Committee and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University. Mr. Conn's education, professional training and experience, and other life experiences, including but not limited to his experience as a senior business executive in the banking industry, experience as a Chief Investment Officer, and service on other boards and committees of the Fund Complex, make him highly qualified to serve as a Director of the Fund.



     FRANK J. FAHRENKOPF, JR. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association ("AGA"), the trade group for the gaming industry. He serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute (IRI), which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia and 20 other nations. Prior to becoming the AGA's first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan's presidency. He is the former Chairman and remains a member of the Finance Committee of the Culinary Institute of America. He additionally had over 20 years' experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley. Mr. Farenkopf's education, professional training and experience, and other life experiences, including but not limited to his experience as an executive officer of various national and international political and industry committees, partnership in a law firm, his over 20 years of experience as board member of a bank, and service on boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.



     MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business. Mr. Gabelli's education, professional training and experience, and other life experiences. including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds in the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.


     ANTHONY R. PUSTORINO. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus of Pace University and has over 40 years of experience in public accounting. Mr. Pustorino is the Chair of the Fund's Audit Committee and has been designated the Fund's Audit Committee Financial Expert. He is also the Chair of the

Fund's Proxy Voting Committee. Mr. Pustorino also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino is also Chair of the Audit Committee and a Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of an accounting firm and a Professor of accounting, at both Fordham University and Pace University. He also served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the Certified Public Accountants ("CPA") Examination Review Board of the National Association of State Board of Accountancy. He was a Member of the Executive Committee and a Vice President of the New York State Society of CPAs, and was a Member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino's education, professional training and experience, and other life experiences, including but not limited to his over 40 years of experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and his service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.



     WERNER J. ROEDER. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is a member of the Fund's Audit Committee and the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College. Dr. Roeder's education, professional training and experience, and other life experiences, including but not limited to his over 45 years of experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on boards and committees of other funds within the Fund Complex, make him highly qualified to serve as a Director of the Fund.



     SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. He is a member of the Fund's Audit Committee and the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza also serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza's education, professional training and experience, and other life experience, including but not limited to his service as director and executive officer of other public companies and his service on boards and committees of other funds within the Fund Complex, make him highly qualified to serve as a Director of the Fund.


DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

     Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to deal with specific matters or assigns one of its members to participate with Directors or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

     All of the Fund's Directors other than Mr. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

     The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

     The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FAMILY OF INVESTMENT COMPANIES FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

                                     DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                         SECURITIES HELD             SECURITIES HELD IN
NAME OF DIRECTOR/NOMINEE                 IN THE FUND*(1)      FAMILY OF INVESTMENT COMPANIES*(1)(2)
------------------------             ----------------------   -------------------------------------
INTERESTED DIRECTOR/NOMINEE:
Mario J. Gabelli                                E                               E
INDEPENDENT DIRECTORS/NOMINEES:
Thomas E. Bratter                               C                               E
Anthony J. Colavita**                           C                               E
James P. Conn                                   E                               E
Frank J. Fahrenkopf, Jr.                        A                               B
Anthony R. Pustorino**                          C                               E
Werner J. Roeder                                A                               E
Salvatore J. Zizza                              C                               E

----------
*    KEY TO DOLLAR RANGES

     A.   None

     B.   $1 -- $10,000

     C.   $10,001 -- $50,000

     D.   $50,001 -- $100,000

     E.   Over $100,000

     All shares were valued as of December 31, 2009.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 and $10,146, respectively, as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Director and nominee for election as Director as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies."

     Set forth in the table below, with respect to each Director, nominee for election as Director and executive officer of the Fund, is the amount of shares beneficially owned by such person.

                                        AMOUNT AND NATURE OF       PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE/OFFICER      BENEFICIAL OWNERSHIP (1)      OUTSTANDING (2)
--------------------------------   -----------------------------   -----------------
INTERESTED DIRECTOR/NOMINEE:
   Mario J. Gabelli                         615,114(3)                    4.5%
INDEPENDENT DIRECTORS/NOMINEES:
   Thomas E. Bratter                          1,521                         *
   Anthony J. Colavita                        2,500(4)                      *
   James P. Conn                             15,986                         *
                                       818 Series B Preferred               *
   Frank J. Fahrenkopf, Jr.                       0                         *
   Anthony R. Pustorino                       3,511(5)                      *
   Werner J. Roeder                               0                         *
   Salvatore J. Zizza                         2,222                         *
OFFICERS:
   Bruce N. Alpert                               68                         *
                                    3,000 Series B Preferred (6)            *
   Agnes Mullady                                  0                         *

(1) This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Directors, including nominees for election as Director, and executive officers ownership as a group constitutes 4.7% of the total Common Stock outstanding and less than 1% of the total Preferred Stock outstanding.

(3) Comprised of 266,125 shares of Common Stock owned directly by Mr. Gabelli, 11,082 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 337,906 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) All 2,500 shares of Common Stock are owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 1,554 shares of Common Stock owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.

(6) All 3,000 shares of Preferred Stock are owned by Mr. Alpert's spouse for which he disclaims beneficial ownership.

     Appendix A hereto sets forth purchases and sales during the past two years of equity securities of the Fund by the Directors and nominees for election as Director.

     The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per Board meeting attended, including standing Committee meetings, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2009 amounted to $66,830. During the fiscal year ended December 31, 2009, the Directors of the Fund met six times, two of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

THE AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Directors on February 24, 2010. The Audit Charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 23, 2010, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2009, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2009.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

     Anthony R. Pustorino, Chairman
     Werner J. Roeder
     Salvatore J. Zizza

     February 24, 2010

     The Audit Committee met twice during the fiscal year ended December 31, 2009. The Audit Committee is composed of three of the Fund's Independent Directors, namely Messrs. Pustorino, Roeder, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita (Chairman), Roeder, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2009. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund, and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

     - If requested by the Nominating Committee, a completed and signed director's questionnaire.

     The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the proxy statement for the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

     The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Fund's governing documents state that a nominee for Director shall be at least 21 years of age and not older than such age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Director's service on the Fund's Board, see the biographical information of the Directors above in the section entitled "Information about Directors and Officers."

     The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

OTHER BOARD-RELATED MATTERS

     The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds)."

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does expect Directors or nominees for election as Director to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund's Annual Meeting of Shareholders held on May 18, 2009.

     The following table sets forth certain information regarding the compensation of the Directors by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2009.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                           AGGREGATE COMPENSATION FROM
                                  AGGREGATE COMPENSATION    THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION            FROM THE FUND            PAID TO DIRECTORS*
-------------------------------   ----------------------   ---------------------------
INTERESTED DIRECTOR/NOMINEE:

MARIO J. GABELLI                          $     0                  $      0(26)
Director and
Chief Investment Officer

INDEPENDENT DIRECTORS/NOMINEES:

THOMAS E. BRATTER                         $ 8,000                  $ 41,000(4)
Director

ANTHONY J. COLAVITA                       $10,600                  $263,438(35)
Director

JAMES P. CONN                             $ 9,167                  $132,000(17)
Director

FRANK J. FAHRENKOPF, JR.                  $ 8,000                  $ 64,500(5)
Director

ANTHONY R. PUSTORINO                      $12,063                  $156,875(13)
Director

WERNER J. ROEDER                          $ 9,500                  $115,500(22)
Director

SALVATORE J. ZIZZA                        $ 9,500                  $199,500(27)
Director

----------
* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

     The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2010. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2009. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2008 and 2009, respectively.

FISCAL YEAR ENDED                AUDIT-RELATED                    ALL
   DECEMBER 31      AUDIT FEES       FEES*       TAX FEES**   OTHER FEES
-----------------   ----------   -------------   ----------   ----------
       2008           $58,200       $ 9,212        $4,000         --
       2009           $47,400       $13,000        $4,000         --

----------
* "Audit-Related Fees" are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch Ratings.

** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2008 and December 31, 2009 were pre-approved by the Audit Committee.

     For the fiscal years ended December 31, 2008 and 2009, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2009, the Fund believes that during that year such persons complied with all such applicable filing requirements. The Fund also determined that Agnes Mullady omitted to file her Form 3 filing due upon taking office in 2006. Ms. Mullady is on a leave of absence for a limited period of time.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the six months ended June 30, 2010.

"HOUSEHOLDING"

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Annual Meeting of Shareholders may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Annual Meeting of Shareholders, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SOLICITATION EXPENSES

     The Fund will pay the cost of soliciting proxies and the expenses incurred in connection with preparing and distributing the Proxy Statement, its enclosures and additional soliciting materials. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares. In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, facsimile, Internet or in person. In addition, the Fund has retained Morrow & Co., LLC ("Morrow") to assist in the solicitation of proxies for a fee of $[_____] plus reimbursement of expenses. Morrow will employ up to [__] people to solicit proxies. The Fund estimates that, in light of the expected dissident solicitation, the Fund's solicitation expenses, including fees for attorneys, proxy solicitors, advertising, printing, distribution and other related expenses, may aggregate to approximately $[_____], of which approximately $[_____] has been spent to date. These amounts do not include costs that are normally expended for a solicitation for an election of directors in the absence of a contest.

                        PROPOSAL 2: SHAREHOLDER PROPOSAL

     The Fund has received one shareholder proposal from a Mr. David Massey, of 2550 Webb Avenue #7S, Bronx, New York 10468, requesting that the Board take steps to eliminate the Fund's classified board structure that has been in place since the Fund's inception. Mr. Massey is a holder of 1,900 shares of Common Stock of the Fund who was encouraged to submit this shareholder proposal by Western Investment, which is sponsoring a slate of dissident nominees for election as directors at the Meeting. In consideration of Mr. Massey's submission of this shareholder proposal, Western Investment has taken the highly unusual step of agreeing to indemnify Mr. Massey for any claims against him arising out of such submission, including those resulting from his own negligence.

     If properly presented, the following proposal will be voted on at the Meeting. Voting on this matter would serve only as an advisory vote for the Board to reconsider its classified board structure. As required by the rules of the SEC, the text of the resolution and supporting statement of Mr. Massey, for which the Fund accepts no responsibility, are included below exactly as submitted by him. The Board's statement in opposition to Mr. Massey's proposal immediately follows.

   FOR THE REASONS DISCUSSED BELOW, YOUR BOARD OF DIRECTORS STRONGLY SUPPORTS
         THE FUND'S CLASSIFIED BOARD STRUCTURE AND THEREFORE UNANIMOUSLY
      RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE BOARD OF DIRECTORS'
                   POSITION AND AGAINST MR. MASSEY'S PROPOSAL

SHAREHOLDER PROPOSAL

                             REPEAL CLASSIFIED BOARD

     BE IT RESOLVED, that the stockholders of Gabelli Global Multimedia Trust, Inc. ("GGT" or the "Corporation") request that the Board of Directors take the necessary steps to declassify the Board of GGT and establish annual elections of directors whereby directors of the Corporation would be elected annually and not by classes. This policy would take effect immediately, and be applicable to the re-election of any incumbent director whose term, under the current classified system, subsequently expires.

                              SUPPORTING STATEMENT

     I believe that the ability to elect directors is the single most important use of the stockholder franchise. Accordingly, directors of GGT should be accountable to the stockholders on an annual basis. Currently, the Board of Directors is divided into three classes. Each class serves staggered three-year terms. Because of this structure, stockholders may only vote on roughly one-third of the directors each year. The election of directors by classes, for three-year terms, in my opinion, minimizes accountability and precludes the full exercise of the rights of the stockholders to approve or disapprove annually the performance of a director or the entire Board.

     The staggered term structure of the Corporation's Board is not in the best interest of stockholders because it reduces accountability and is an unnecessary anti-takeover device. Stockholders should have the opportunity to vote on the performance of the entire Board of Directors each year. I feel that such annual accountability serves to keep directors closely focused on the performance of the Corporation and its top executives and on increasing stockholder value. Annual election of all directors gives stockholders the power to either completely replace their Board, or replace a majority of directors, if a situation arises which warrants such action.

     There are indications from studies that classified boards and other anti-takeover devices have an adverse impact on stockholder value. A 1991 study by Lilli Gordon of the Gordon Group and John Pound of Harvard University found that companies with restrictive corporate governance structures, including those with classified boards, are "significantly less likely to exhibit outstanding long-term performance relative to their industry peers." SEE ALSO Council of Institutional Investors Corporate Governance Policies (Updated May 1, 2009), at
Section 2.1 "Annual Election of Directors: All directors should be elected annually. Boards should not be classified (staggered)."

     I urge your support for the proposal to repeal the classified Board of Directors of GGT and establish that all directors of GGT be elected annually. Thank you.

                                        Very truly yours,


                                        /s/ David Massey

THE BOARD'S RESPONSE - STATEMENT IN FAVOR OF THE DIRECTORS' POSITION AND IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

     Y(our) Fund was spun-off from the Gabelli Equity Trust in 1994. The Gabelli Equity Trust has had a classified board structure since its formation in 1986.


     The Board of Directors believes that, in contrast to industrial companies, as a closed-end fund subject to extensive regulation by the SEC, the Fund and its shareholders have been well served by the classified board structure. This structure continues to provide the Fund and its shareholders with important benefits. The structure strengthens the independence of the Board and provides stability and continuity of management. The closed-end fund structure, in turn, enables the portfolio team to focus on investment opportunities, such as occurred in the first quarter of 2009, without concern over the flow of funds into or out of the Fund. This provides the underpinning for an informed and focused pursuit of the Fund's investment objectives.


     ACADEMIC STUDIES

     Mr. Massey cites a 1991 study by Lilli Gordon and John Pound to support the assertion that classified boards have an adverse impact on shareholder value. Shareholders should be aware that respected commentators (including Joseph A. Grundfest, a former member of the United States Securities and Exchange Commission, in a 1993 article in The Stanford Law Review) have noted that the study cited by Mr. Massey does not establish a cause and effect relationship between governance structures, including classified boards, and company performance. Accordingly, the Board believes that shareholders should not rely on the results of Mr. Massey's suggested study in determining how to vote on the proposal.

     Because the Board believes that the Fund's classified board structure provides significant long-term benefits, the Board believes that Mr. Massey's proposal to eliminate the Fund's classified board structure is NOT in the best interests of the Fund and its shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BOARD OF DIRECTORS' POSITION AND AGAINST THIS PROPOSAL.

     STABILITY AND CONTINUITY

     The Fund's classified board structure is designed to provide stability and continuity to the Fund by seeking to ensure that, at any given time, a majority of directors serving on the Board are familiar with the Fund and its investment objectives. As a closed-end investment company, the Fund is subject to significant regulation and requires an active and experienced Board. If all directors were elected annually, most or all of the Fund's directors could be replaced at one time, potentially resulting in a loss of the Board's accrued institutional knowledge and requiring all or most directors to devote substantial time and resources to familiarizing themselves with the regulatory environment. The Board believes that experienced directors who are knowledgeable about the Fund's regulated operating environment and its investment objectives are a valuable resource and are better positioned to make fundamental decisions that serve the best interests of the Fund's shareholders.

     ENHANCED INDEPENDENCE OF THE BOARD

     The Board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of directors by providing them with a longer elected term of office, thereby insulating them from pressures from management, the investment adviser and from special interest groups that may have agendas that are contrary to the long-term interests of all shareholders. As a result of being elected to a three-year - rather than a one-year - term, the Fund's directors may be more likely to express their views freely and take the actions they believe to be in the best long-term interests of the Fund and its shareholders, without the distraction of annual nominations and elections.

     ACCOUNTABILITY TO SHAREHOLDERS

     Mr. Massey's assertion that the classified board structure minimizes a director's accountability to the Fund's shareholders is unfounded. The mere fact that a director is up for election each year does not guarantee improved accountability to shareholders. Directors elected to three-year terms are as accountable to shareholders as are directors elected annually because all directors have the same fiduciary duties and legal obligations to the Fund and its shareholders regardless of their term of office. Shareholders have the right to replace approximately one-third of the Fund's directors each year and all of the directors over a three-year period.

     Moreover, the Fund's shareholders already have a variety of tools at their disposal to ensure that directors who are elected to a classified Board are accountable to them. These tools include withholding votes from directors who are standing for election, publicity campaigns and meeting with directors to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

                                  REQUIRED VOTE


     The presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum at the Meeting. The approval of the shareholder proposal and all other matters to be decided upon at the Meeting will require the affirmative vote of a majority of the shares so represented in person or by proxy at the Meeting and entitled to vote.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2011 (the "2011 Annual Meeting") must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December [__], 2010. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

     The Fund's By-Laws require shareholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund's Shareholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2011 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on January [__], 2011 and no later than 5:00 p.m. Eastern time on February [__], 2011; provided, however, that if the 2011 Annual Meeting is to be held on a date that is earlier than April [__], 2011 or later than June [__], 2011, such notice must be delivered to or received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2011 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2011 Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE [WHITE] PROXY CARD.

MAY [__], 2010

                                   APPENDIX A

    TWO YEAR TRANSACTION HISTORY IN FUND SECURITIES OF EACH DIRECTOR/NOMINEE


                              ANTHONY R. PUSTORINO



                               TRANSACTION SUMMARY



              FOR THE PERIOD OF JANUARY 1, 2008 -- MARCH 31, 2010



                         GABELLI GLOBAL MULTIMEDIA TRUST



Transaction Type   TRADE DATE   QUANTITY   TRADE AMOUNT
----------------   ----------   --------   ------------
      Sell         11/21/2008      756        $3.1000
      Buy          12/29/2008      750        $4.0960



                                MARIO J. GABELLI



                               TRANSACTION SUMMARY



              FOR THE PERIOD OF JANUARY 1, 2008 -- MARCH 31, 2010



                         GABELLI GLOBAL MULTIMEDIA TRUST



Transaction Type   TRADE DATE   QUANTITY   TRADE AMOUNT
----------------   ----------   --------   ------------
      Buy          06/10/2009     2,500       $4.8000     *By: MJG IV
      Buy          08/28/2009     2,000       $5.4790     *By: GSI
      Sell         12/23/2008     5,000       $3.9640     *By: GGCP Inc.
      Sell         12/29/2008     5,000       $4.1744     *By: GGCP Inc.
      Sell         12/30/2008     5,000       $7.1638     *By: GGCP Inc.
      Sell         12/31/2008     5,000       $4.4082     *By: GGCP Inc.
      Buy          05/19/2009       200       $4.4400     *By: GGCP Inc.
      Buy          05/27/2009     6,000       $4.5903     *By: GGCP Inc.
      Buy          06/15/2009       500       $4.7000     *By: GGCP Inc.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON [___________], 2010

                                   ----------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust Inc., a Maryland Corporation (the "Fund"), will be held on [____________], 2010, at [_________], at The Cole Auditorium, The
Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"), for the following purposes:


     1. To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund's Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (together, the "Preferred Stock"), voting together as a single class, and one Director to be elected by the holders of the Fund's Preferred Stock, voting as a separate class; and


     2. If properly presented at the Meeting, to act upon the shareholder proposal presented under the heading "Shareholder Proposal" in the Proxy Statement accompanying this Notice.

     3. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on April 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE AT THIS YEAR'S MEETING IS PARTICULARLY IMPORTANT BECAUSE A DISSIDENT SHAREHOLDER GROUP MAY PROPOSE A SEPARATE SLATE OF DIRECTOR NOMINEES.

     THE FUND'S BOARD OF DIRECTORS (THE "BOARD", THE MEMBERS OF WHICH ARE REFERRED TO AS "DIRECTORS") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES LISTED ON THE ENCLOSED [WHITE] PROXY CARD. THE FUND'S DIRECTORS STRONGLY BELIEVE THAT THE BOARD'S NOMINEES, AND NOT THE NOMINEES OF THE DISSIDENT SHAREHOLDER GROUP, WILL BEST SERVE THE INTERESTS OF THE FUND AND ALL OF ITS SHAREHOLDERS.

     PLEASE DO NOT SIGN ANY PROXY CARD THAT MAY BE PROVIDED BY THE DISSIDENT SHAREHOLDER GROUP.

                                        By Order of the Board of Directors,


                                        PETER D. GOLDSTEIN
                                        ACTING SECRETARY

May [___], 2010

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OFYOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN,AND DATE THE ENCLOSED [WHITE] PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER AND ACCOMPANYING THE [WHITE] PROXY CARD.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                         VALID SIGNATURE
------------                         ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.                        ABC Corp.
(2) ABC Corp.                        John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4) ABC Corp., Profit Sharing Plan   John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2) John B. Smith, Executor
    Estate of Jane Smith             John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

     If available, instructions for Telephonic and Internet voting are included with the [white] proxy card. Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the [white] proxy card.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                [_________], 2010

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," the members of which are referred to as "Directors") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), a Maryland Corporation for use at the Annual Meeting of Shareholders of the Fund to be held on [__________], 2010, at [_________], at The Cole
Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and [white] proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about May [__], 2010.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ACTING SECRETARY OF THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT www.gabelli.com.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors as described in this Proxy Statement, and "against" the Shareholder Proposal if properly presented at the Meeting, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on April 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of
(i) 6.00% Series B Cumulative Preferred Stock ("Series B Preferred") and (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 13,670,353 shares of Common Stock, 791,014 shares of Series B Preferred, and 600 shares of Series C Preferred outstanding.

     The following person was known to the Fund to be beneficial owner of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:

    NAME AND ADDRESS OF                            AMOUNT OF SHARES
    BENEFICIAL OWNER(S)       TITLE OF CLASS   AND NATURE OF OWNERSHIP   PERCENT OF CLASS
    -------------------       --------------   -----------------------   ----------------
Lazard Asset Management LLC       Common        2,726,416 (beneficial)         19.9%
30 Rockefeller Plaza
New York, NY 10112

Arthur D. Lipson                  Common         852,735 (beneficial)          6.2%
Western Investment LLC
7050 S. Union Park Center,
Ste. 590
Midvale, UT 84047

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                             COMMON STOCKHOLDERS                PREFERRED STOCKHOLDERS
--------                     ----------------------------------   ----------------------------------
1. Election of Directors     Common and Preferred Stockholders,   Common and Preferred Stockholders,
                             voting together as a single class,   voting together as a single class,
                             vote to elect two Directors:         vote to elect two Directors:
                             Mario J. Gabelli, CFA and            Mario J. Gabelli, CFA and
                             Thomas E. Bratter                    Thomas E. Bratter

                                                                  Preferred Stockholders,
                                                                  voting as a separate class,
                                                                  vote to elect one Director:
                                                                  Anthony J. Colavita

2. Shareholder Proposal
   (if properly presented)   Common and Preferred Stockholders, voting together as a single class

3. Other Business            Common and Preferred Stockholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board consists of eight Directors, seven of whom are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund divides the Board into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, Thomas E. Bratter, and Anthony J. Colavita have each been nominated by the Board for election to serve for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Anthony J. Colavita has been nominated by the Board for election by the holders of the Fund's Preferred Stock for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     The Fund has received notice from a dissident shareholder group of its intention to nominate a separate slate of individuals for election to the Board at the Meeting. It is possible that the dissident shareholder group will prepare and mail proxy materials to solicit your vote in favor of its alternate nominees. Members of the Board's Nominating Committee have met with these alternate nominees. After further discussion, the Board has decided to nominate for election to the Board three current directors -- Mario J. Gabelli, Thomas E. Bratter and Anthony J. Colavita -- rather than either of the dissident shareholder group's nominees.

     Each of the Directors of the Fund has served in that capacity since the April 6, 1994 organizational meeting of the Fund with the exception of (i) Mr. Fahrenkopf, who became a Director of the Fund on August 18, 1999, (ii) Dr. Roeder, who became a Director of the Fund on November 17, 1999, and (iii) Mr. Colavita, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2013 ANNUAL MEETING OF SHAREHOLDERS

Mario J. Gabelli, CFA
Thomas E. Bratter
Anthony J. Colavita

DIRECTORS SERVING UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS

James P. Conn
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS

Frank J. Fahrenkopf, Jr.
Werner J. Roeder
Salvatore J. Zizza

     Under the Fund's Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary, and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund's Preferred Stock. Mr. Conn's term as Trustee is scheduled to expire at the Fund's 2012 Annual Meeting of Shareholders and therefore he is not standing for election at this meeting. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors, including those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"), three of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years, (excluding other funds managed by the Adviser), if any.

                                                                                                                          NUMBER OF
                                                                                                                         PORTFOLIOS
                               TERM OF                                                                                       IN
                             OFFICE AND                                                                                 FUND COMPLEX
    NAME, POSITION(S)         LENGTH OF                                                     OTHER DIRECTORSHIPS           OVERSEEN
       ADDRESS(1)               TIME                PRINCIPAL OCCUPATION(S)                   HELD BY DIRECTOR               BY
         AND AGE              SERVED(2)              DURING PAST FIVE YEARS                DURING PAST FIVE YEARS        DIRECTOR(3)
------------------------  ----------------  ---------------------------------------  ---------------------------------  ------------
INTERESTED DIRECTOR/NOMINEE(4):

MARIO J. GABELLI          Since 1994*       Chairman and Chief Executive             Director of Morgan Group                26
Chairman and                                Officer of GAMCO Investors, Inc.         Holdings, Inc. (holding
Chief Investment Officer                    and Chief Investment Officer -           company); Chairman of
Age: 67                                     Value Portfolios of Gabelli Funds,       the Board of LICT Corp.
                                            LLC and GAMCO Asset                      (multimedia and communication
                                            Management Inc.; Director/Trustee        services); Director of CIBL, Inc.
                                            or Chief Investment Officer of           (broadcasting and wireless
                                            other registered investment              communications)
                                            companies in the Gabelli/GAMCO
                                            Fund Complex; Chairman and Chief
                                            Executive Officer of GGCP, Inc.

INDEPENDENT DIRECTORS/NOMINEES(5):

THOMAS E. BRATTER         Since 1994*       Director, President and Founder of       --                                       4
Director                                    The John Dewey Academy
Age: 70                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA(6)    Since 2001*       President of the law firm of Anthony J.  --                                      34
Director                                    Colavita, P.C.
Age: 74

JAMES P. CONN(6)          Since 1994**      Former Managing Director and             Director of First Republic              18
Director                                    Chief Investment Officer of              Bank (banking) through January
Age: 72                                     Financial Security Assurance             2008 and LaQuinta Corp.
                                            Holdings Ltd. (insurance holding         (hotels) through January 2006
                                            company) (1992-1998)

FRANK J. FAHRENKOPF, JR.  Since 1999***     President and Chief Executive            Director of First Republic               6
Director                                    Officer of the American Gaming           Bank (banking) until
Age: 70                                     Association; Co-Chairman of the          September 2007
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee (1983-1989)

ANTHONY R. PUSTORINO      Since 1994**      Certified Public Accountant;             Director of The LGL Group, Inc.         13
Director                                    Professor Emeritus, Pace University      (diversified manufacturing)
Age: 84

WERNER J. ROEDER          Since 1999***     Medical Director of Lawrence             --                                      22
Director                                    Hospital and practicing private
Age: 69                                     physician

                                                                                                                          NUMBER OF
                                                                                                                         PORTFOLIOS
                               TERM OF                                                                                       IN
                             OFFICE AND                                                                                 FUND COMPLEX
    NAME, POSITION(S)         LENGTH OF                                                     OTHER DIRECTORSHIPS           OVERSEEN
        ADDRESS(1)              TIME                 PRINCIPAL OCCUPATION(S)                  HELD BY DIRECTOR               BY
         AND AGE              SERVED(2)              DURING PAST FIVE YEARS                DURING PAST FIVE YEARS        DIRECTOR(3)
------------------------  ----------------  ---------------------------------------  ---------------------------------  ------------
INDEPENDENT DIRECTORS/NOMINEES(5) (CONTINUED):

SALVATORE J. ZIZZA        Since 1994***     Chairman and Chief Executive             Director of Harbor BioSciences,         28
Director                                    Officer of Zizza & Co., Ltd.             Inc. (biotechnology) and
Age: 64                                     (private holding company) and            Trans-Lux Corporation (business
                                            Chief Executive Officer of               services); Chairman of each of
                                            General Employment Enterprises,          BAM (manufacturing); Metropolitan
                                            Inc.                                     Paper Recycling (recycling);
                                                                                     Bergen Cove Realty Inc. (real
                                                                                     estate); Bion Environmental
                                                                                     Technologies (technology) (2005-
                                                                                     2008); Director of Earl Scheib
                                                                                     Inc. (automotive painting)
                                                                                     through April 2009

OFFICERS(7):

BRUCE N. ALPERT                             Executive Vice President (since 1999)
President                 Since 2003        and Chief Operating Officer (since
Age: 58                                     1988) of Gabelli Funds, LLC; Chairman
                                            of Teton Advisors, Inc. since July 2008
                                            and Director and President from 1998
                                            through June 2008; Senior Vice
                                            President of GAMCO Investors, Inc.
                                            since 2008; Officer of all of the
                                            registered investment companies in the
                                            Gabelli/GAMCO Fund Complex since 1988

CARTER W. AUSTIN                            Ombudsman of the Fund since 2010; Vice
Ombudsman                 Since March 2010  President of other registered
Age: 43                                     investment companies in the
                                            Gabelli/GAMCO Fund Complex; Vice
                                            President of Gabelli Funds, LLC since
                                            1996

JOSEPH H. EGAN                              Assistant Treasurer of the Fund since
Acting Treasurer          Since March 2010  2004; Assistant Treasurer of all of the
Age: 66                                     other registered investment companies
                                            in the Gabelli/GAMCO Fund Complex

PETER D. GOLDSTEIN                          Director of Regulatory Affairs for
Chief Compliance Officer     Since 2004     GAMCO Investors, Inc. since 2004;
Acting Secretary          Since March 2010  Chief Compliance Officer of all of the
Age: 56                                     registered investment companies in
                                            the Gabelli/GAMCO Fund Complex

LAURISSA M. MARTIRE                         Vice President of the Fund since 2004;
Vice President            Since 2004        Vice President or Ombudsman of other
Age: 33                                     registered investment companies in the
                                            Gabelli/GAMCO Fund Complex; Assistant
                                            Vice President of GAMCO Investors, Inc.
                                            since 2003

AGNES MULLADY(8)                            Senior Vice President of GAMCO
Treasurer and Secretary   Since 2006        Investors, Inc. since 2009; Vice
Age: 51                                     President of Gabelli Funds, LLC since
                                            2007; Officer of all of the registered
                                            investment companies in the
                                            Gabelli/GAMCO Fund Complex; Senior Vice
                                            President of U.S. Trust Company, N.A.
                                            and Treasurer and Chief Financial
                                            Officer of Excelsior Funds from
                                            2004-2005

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

(3) The "Fund Complex" or the "Gabelli/GAMCO Fund Complex" includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with the Fund's Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of Common Stock of the Fund.

(5) Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Directors.

(6) As a Director/Nominee, elected solely by holders of the Fund's Preferred Stock.

(7) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(8)  Agnes Mullady is on a leave of absence for a limited period of time.

* Nominee to serve, if elected, until the Fund's 2013 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

** Term continues until the Fund's 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

*** Term continues until the Fund's 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

     THOMAS E. BRATTER. Dr. Bratter is the Director, Founder and President of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts. He is also a Director of the International Center for Study of Psychiatry and Psychology, Vice President of the Small Boarding Schools Association and a Trustee of the Majorie Polikoff Estate. In addition to serving on the boards of other funds in the Fund Complex, Dr. Bratter has been an active investor in publicly traded equities for over 40 years. Dr. Bratter also serves on the Advisory Board of the American Academy of Health Providers in Addictive Disorders and sits on the editorial boards of six professional journals. Prior to establishing and managing The John Dewey Academy, Dr. Bratter was in private practice as a psychotherapist and taught psychology at Columbia University as an adjunct faculty for over 20 years. Dr. Bratter also founded and sat on the boards of six community based programs and authored numerous articles and books concerning the treatment and education of adolescents with behavioral problems, substance abuse problems, or learning difficulties. Dr. Bratter received his Bachelor of Arts from Columbia College, a Masters of Arts and Masters in Education from Columbia University, and a Doctorate in Education from Columbia University. Dr. Bratter's education, professional training and experience, and other life experiences, including but not limited to his more than 40 years of investment experience, business experience as a founder and officer of a private educational institution, service on the boards of other funds within the Fund Complex, and teaching and community service experience, make him highly qualified to serve as a Director of the Fund.

     ANTHONY J. COLAVITA, ESQ. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is the Chair of the Fund's Nominating Committee and is a member of the Fund's Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder uni-trust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita's education, professional training and experience, and other life experiences, including but not limited to his more than 49 years of experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

     JAMES P. CONN. Mr. Conn, the lead independent Director of the Fund, is a member of the Fund's Proxy Voting Committee and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University. Mr. Conn's education, professional training and experience, and other life experiences, including but not limited to his experience as a senior business executive in the banking industry, experience as a Chief Investment Officer, and service on other boards and committees of the Fund Complex, make him highly qualified to serve as a Director of the Fund.

     FRANK J. FAHRENKOPF, JR. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association ("AGA"), the trade group for the gaming industry. He serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute (IRI), which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia and 20 other nations. Prior to becoming the AGA's first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan's presidency. He is the former Chairman and remains a member of the Finance Committee of the Culinary Institute of America. He additionally had over 20 years' experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley. Mr. Farenkopf's education, professional training and experience, and other life experiences, including but not limited to his experience as an executive officer of various national and international political and industry committees, partnership in a law firm, his over 20 years of experience as board member of a bank, and service on boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

     MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business. Mr. Gabelli's education, professional training and experience, and other life experiences. including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds in the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

     ANTHONY R. PUSTORINO. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus of Pace University and has over 40 years of experience in public accounting. Mr. Pustorino is the Chair of the Fund's Audit Committee and has been designated the Fund's Audit Committee Financial Expert. He is also the Chair of the

Fund's Proxy Voting Committee. Mr. Pustorino also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino is also Chair of the Audit Committee and a Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of an accounting firm and a Professor of accounting, at both Fordham University and Pace University. He also served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the Certified Public Accountants ("CPA") Examination Review Board of the National Association of State Board of Accountancy. He was a Member of the Executive Committee and a Vice President of the New York State Society of CPAs, and was a Member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino's education, professional training and experience, and other life experiences, including but not limited to his over 40 years of experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and his service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

     WERNER J. ROEDER. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is a member of the Fund's Audit Committee and the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College. Dr. Roeder's education, professional training and experience, and other life experiences, including but not limited to his over 45 years of experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on boards and committees of other funds within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

     SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. He is a member of the Fund's Audit Committee and the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza also serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza's education, professional training and experience, and other life experience, including but not limited to his service as director and executive officer of other public companies and his service on boards and committees of other funds within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

     Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to deal with specific matters or assigns one of its members to participate with Directors or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

     All of the Fund's Directors other than Mr. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

     The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

     The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FAMILY OF INVESTMENT COMPANIES FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

                                     DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                         SECURITIES HELD             SECURITIES HELD IN
NAME OF DIRECTOR/NOMINEE                 IN THE FUND*(1)      FAMILY OF INVESTMENT COMPANIES*(1)(2)
------------------------             ----------------------   -------------------------------------
INTERESTED DIRECTOR/NOMINEE:
Mario J. Gabelli                                E                               E
INDEPENDENT DIRECTORS/NOMINEES:
Thomas E. Bratter                               C                               E
Anthony J. Colavita**                           C                               E
James P. Conn                                   E                               E
Frank J. Fahrenkopf, Jr.                        A                               B
Anthony R. Pustorino**                          C                               E
Werner J. Roeder                                A                               E
Salvatore J. Zizza                              C                               E

----------
*    KEY TO DOLLAR RANGES

     A.   None

     B.   $1 -- $10,000

     C.   $10,001 -- $50,000

     D.   $50,001 -- $100,000

     E.   Over $100,000

     All shares were valued as of December 31, 2009.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 and $10,146, respectively, as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Director and nominee for election as Director as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies."

     Set forth in the table below, with respect to each Director, nominee for election as Director and executive officer of the Fund, is the amount of shares beneficially owned by such person.

                                        AMOUNT AND NATURE OF       PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE/OFFICER      BENEFICIAL OWNERSHIP (1)      OUTSTANDING (2)
--------------------------------   -----------------------------   -----------------
INTERESTED DIRECTOR/NOMINEE:
   Mario J. Gabelli                         615,114(3)                    4.5%
INDEPENDENT DIRECTORS/NOMINEES:
   Thomas E. Bratter                          1,521                         *
   Anthony J. Colavita                        2,500(4)                      *
   James P. Conn                             15,986                         *
                                       818 Series B Preferred               *
   Frank J. Fahrenkopf, Jr.                       0                         *
   Anthony R. Pustorino                       3,511(5)                      *
   Werner J. Roeder                               0                         *
   Salvatore J. Zizza                         2,222                         *
OFFICERS:
   Bruce N. Alpert                               68                         *
                                    3,000 Series B Preferred (6)            *
   Agnes Mullady                                  0                         *

(1) This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Directors, including nominees for election as Director, and executive officers ownership as a group constitutes 4.7% of the total Common Stock outstanding and less than 1% of the total Preferred Stock outstanding.

(3) Comprised of 266,125 shares of Common Stock owned directly by Mr. Gabelli, 11,082 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 337,906 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) All 2,500 shares of Common Stock are owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 1,554 shares of Common Stock owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.

(6) All 3,000 shares of Preferred Stock are owned by Mr. Alpert's spouse for which he disclaims beneficial ownership.

     Appendix A hereto sets forth purchases and sales during the past two years of equity securities of the Fund by the Directors and nominees for election as Director.

     The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per Board meeting attended, including standing Committee meetings, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2009 amounted to $66,830. During the fiscal year ended December 31, 2009, the Directors of the Fund met six times, two of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

THE AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Directors on February 24, 2010. The Audit Charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 23, 2010, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2009, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2009.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

     Anthony R. Pustorino, Chairman
     Werner J. Roeder
     Salvatore J. Zizza

     February 24, 2010

     The Audit Committee met twice during the fiscal year ended December 31, 2009. The Audit Committee is composed of three of the Fund's Independent Directors, namely Messrs. Pustorino, Roeder, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita (Chairman), Roeder, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2009. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund, and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

     - If requested by the Nominating Committee, a completed and signed director's questionnaire.

     The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the proxy statement for the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

     The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Fund's governing documents state that a nominee for Director shall be at least 21 years of age and not older than such age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Director's service on the Fund's Board, see the biographical information of the Directors above in the section entitled "Information about Directors and Officers."

     The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

OTHER BOARD-RELATED MATTERS

     The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds)."

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does expect Directors or nominees for election as Director to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund's Annual Meeting of Shareholders held on May 18, 2009.

     The following table sets forth certain information regarding the compensation of the Directors by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2009.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                           AGGREGATE COMPENSATION FROM
                                  AGGREGATE COMPENSATION    THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION            FROM THE FUND            PAID TO DIRECTORS*
-------------------------------   ----------------------   ---------------------------
INTERESTED DIRECTOR/NOMINEE:

MARIO J. GABELLI                          $     0                  $      0(26)
Director and
Chief Investment Officer

INDEPENDENT DIRECTORS/NOMINEES:

THOMAS E. BRATTER                         $ 8,000                  $ 41,000(4)
Director

ANTHONY J. COLAVITA                       $10,600                  $263,438(35)
Director

JAMES P. CONN                             $ 9,167                  $132,000(17)
Director

FRANK J. FAHRENKOPF, JR.                  $ 8,000                  $ 64,500(5)
Director

ANTHONY R. PUSTORINO                      $12,063                  $156,875(13)
Director

WERNER J. ROEDER                          $ 9,500                  $115,500(22)
Director

SALVATORE J. ZIZZA                        $ 9,500                  $199,500(27)
Director

----------
* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

     The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2010. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2009. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2008 and 2009, respectively.

FISCAL YEAR ENDED                AUDIT-RELATED                    ALL
   DECEMBER 31      AUDIT FEES       FEES*       TAX FEES**   OTHER FEES
-----------------   ----------   -------------   ----------   ----------
       2008           $58,200       $ 9,212        $4,000         --
       2009           $47,400       $13,000        $4,000         --

----------
* "Audit-Related Fees" are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch Ratings.

** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2008 and December 31, 2009 were pre-approved by the Audit Committee.

     For the fiscal years ended December 31, 2008 and 2009, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2009, the Fund believes that during that year such persons complied with all such applicable filing requirements. The Fund also determined that Agnes Mullady omitted to file her Form 3 filing due upon taking office in 2006. Ms. Mullady is on a leave of absence for a limited period of time.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the six months ended June 30, 2010.

"HOUSEHOLDING"

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Annual Meeting of Shareholders may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Annual Meeting of Shareholders, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SOLICITATION EXPENSES

     The Fund will pay the cost of soliciting proxies and the expenses incurred in connection with preparing and distributing the Proxy Statement, its enclosures and additional soliciting materials. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares. In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, facsimile, Internet or in person. In addition, the Fund has retained Morrow & Co., LLC ("Morrow") to assist in the solicitation of proxies for a fee of $[_____] plus reimbursement of expenses. Morrow will employ up to [__] people to solicit proxies. The Fund estimates that, in light of the expected dissident solicitation, the Fund's solicitation expenses, including fees for attorneys, proxy solicitors, advertising, printing, distribution and other related expenses, may aggregate to approximately $[_____], of which approximately $[_____] has been spent to date. These amounts do not include costs that are normally expended for a solicitation for an election of directors in the absence of a contest.

                        PROPOSAL 2: SHAREHOLDER PROPOSAL

     The Fund has received one shareholder proposal from a Mr. David Massey, of 2550 Webb Avenue #7S, Bronx, New York 10468, requesting that the Board take steps to eliminate the Fund's classified board structure that has been in place since the Fund's inception. Mr. Massey is a holder of 1,900 shares of Common Stock of the Fund who was encouraged to submit this shareholder proposal by Western Investment, which is sponsoring a slate of dissident nominees for election as directors at the Meeting. In consideration of Mr. Massey's submission of this shareholder proposal, Western Investment has taken the highly unusual step of agreeing to indemnify Mr. Massey for any claims against him arising out of such submission, including those resulting from his own negligence.

     If properly presented, the following proposal will be voted on at the Meeting. Voting on this matter would serve only as an advisory vote for the Board to reconsider its classified board structure. As required by the rules of the SEC, the text of the resolution and supporting statement of Mr. Massey, for which the Fund accepts no responsibility, are included below exactly as submitted by him. The Board's statement in opposition to Mr. Massey's proposal immediately follows.

   FOR THE REASONS DISCUSSED BELOW, YOUR BOARD OF DIRECTORS STRONGLY SUPPORTS
         THE FUND'S CLASSIFIED BOARD STRUCTURE AND THEREFORE UNANIMOUSLY
      RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE BOARD OF DIRECTORS'
                   POSITION AND AGAINST MR. MASSEY'S PROPOSAL

SHAREHOLDER PROPOSAL

                             REPEAL CLASSIFIED BOARD

     BE IT RESOLVED, that the stockholders of Gabelli Global Multimedia Trust, Inc. ("GGT" or the "Corporation") request that the Board of Directors take the necessary steps to declassify the Board of GGT and establish annual elections of directors whereby directors of the Corporation would be elected annually and not by classes. This policy would take effect immediately, and be applicable to the re-election of any incumbent director whose term, under the current classified system, subsequently expires.

                              SUPPORTING STATEMENT

     I believe that the ability to elect directors is the single most important use of the stockholder franchise. Accordingly, directors of GGT should be accountable to the stockholders on an annual basis. Currently, the Board of Directors is divided into three classes. Each class serves staggered three-year terms. Because of this structure, stockholders may only vote on roughly one-third of the directors each year. The election of directors by classes, for three-year terms, in my opinion, minimizes accountability and precludes the full exercise of the rights of the stockholders to approve or disapprove annually the performance of a director or the entire Board.

     The staggered term structure of the Corporation's Board is not in the best interest of stockholders because it reduces accountability and is an unnecessary anti-takeover device. Stockholders should have the opportunity to vote on the performance of the entire Board of Directors each year. I feel that such annual accountability serves to keep directors closely focused on the performance of the Corporation and its top executives and on increasing stockholder value. Annual election of all directors gives stockholders the power to either completely replace their Board, or replace a majority of directors, if a situation arises which warrants such action.

     There are indications from studies that classified boards and other anti-takeover devices have an adverse impact on stockholder value. A 1991 study by Lilli Gordon of the Gordon Group and John Pound of Harvard University found that companies with restrictive corporate governance structures, including those with classified boards, are "significantly less likely to exhibit outstanding long-term performance relative to their industry peers." SEE ALSO Council of Institutional Investors Corporate Governance Policies (Updated May 1, 2009), at
Section 2.1 "Annual Election of Directors: All directors should be elected annually. Boards should not be classified (staggered)."

     I urge your support for the proposal to repeal the classified Board of Directors of GGT and establish that all directors of GGT be elected annually. Thank you.

                                        Very truly yours,


                                        /s/ David Massey

THE BOARD'S RESPONSE - STATEMENT IN FAVOR OF THE DIRECTORS' POSITION AND IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

     Y(our) Fund was spun-off from the Gabelli Equity Trust in 1994. The Gabelli Equity Trust has had a classified board structure since its formation in 1986.


     The Board of Directors believes that, in contrast to industrial companies, as a closed-end fund subject to extensive regulation by the SEC, the Fund and its shareholders have been well served by the classified board structure. This structure continues to provide the Fund and its shareholders with important benefits. The structure strengthens the independence of the Board and provides stability and continuity of management. The closed-end fund structure, in turn, enables the portfolio team to focus on investment opportunities, such as occurred in the first quarter of 2009, without concern over the flow of funds into or out of the Fund. This provides the underpinning for an informed and focused pursuit of the Fund's investment objectives.


     ACADEMIC STUDIES

     Mr. Massey cites a 1991 study by Lilli Gordon and John Pound to support the assertion that classified boards have an adverse impact on shareholder value. Shareholders should be aware that respected commentators (including Joseph A. Grundfest, a former member of the United States Securities and Exchange Commission, in a 1993 article in The Stanford Law Review) have noted that the study cited by Mr. Massey does not establish a cause and effect relationship between governance structures, including classified boards, and company performance. Accordingly, the Board believes that shareholders should not rely on the results of Mr. Massey's suggested study in determining how to vote on the proposal.

     Because the Board believes that the Fund's classified board structure provides significant long-term benefits, the Board believes that Mr. Massey's proposal to eliminate the Fund's classified board structure is NOT in the best interests of the Fund and its shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BOARD OF DIRECTORS' POSITION AND AGAINST THIS PROPOSAL.

     STABILITY AND CONTINUITY

     The Fund's classified board structure is designed to provide stability and continuity to the Fund by seeking to ensure that, at any given time, a majority of directors serving on the Board are familiar with the Fund and its investment objectives. As a closed-end investment company, the Fund is subject to significant regulation and requires an active and experienced Board. If all directors were elected annually, most or all of the Fund's directors could be replaced at one time, potentially resulting in a loss of the Board's accrued institutional knowledge and requiring all or most directors to devote substantial time and resources to familiarizing themselves with the regulatory environment. The Board believes that experienced directors who are knowledgeable about the Fund's regulated operating environment and its investment objectives are a valuable resource and are better positioned to make fundamental decisions that serve the best interests of the Fund's shareholders.

     ENHANCED INDEPENDENCE OF THE BOARD

     The Board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of directors by providing them with a longer elected term of office, thereby insulating them from pressures from management, the investment adviser and from special interest groups that may have agendas that are contrary to the long-term interests of all shareholders. As a result of being elected to a three-year - rather than a one-year - term, the Fund's directors may be more likely to express their views freely and take the actions they believe to be in the best long-term interests of the Fund and its shareholders, without the distraction of annual nominations and elections.

     ACCOUNTABILITY TO SHAREHOLDERS

     Mr. Massey's assertion that the classified board structure minimizes a director's accountability to the Fund's shareholders is unfounded. The mere fact that a director is up for election each year does not guarantee improved accountability to shareholders. Directors elected to three-year terms are as accountable to shareholders as are directors elected annually because all directors have the same fiduciary duties and legal obligations to the Fund and its shareholders regardless of their term of office. Shareholders have the right to replace approximately one-third of the Fund's directors each year and all of the directors over a three-year period.

     Moreover, the Fund's shareholders already have a variety of tools at their disposal to ensure that directors who are elected to a classified Board are accountable to them. These tools include withholding votes from directors who are standing for election, publicity campaigns and meeting with directors to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

                                  REQUIRED VOTE


     The presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum at the Meeting. The approval of the shareholder proposal and all other matters to be decided upon at the Meeting will require the affirmative vote of a majority of the shares so represented in person or by proxy at the Meeting and entitled to vote.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2011 (the "2011 Annual Meeting") must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December [__], 2010. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

     The Fund's By-Laws require shareholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund's Shareholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2011 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on January [__], 2011 and no later than 5:00 p.m. Eastern time on February [__], 2011; provided, however, that if the 2011 Annual Meeting is to be held on a date that is earlier than April [__], 2011 or later than June [__], 2011, such notice must be delivered to or received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2011 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2011 Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE [WHITE] PROXY CARD.

MAY [__], 2010

                                   APPENDIX A

    TWO YEAR TRANSACTION HISTORY IN FUND SECURITIES OF EACH DIRECTOR/NOMINEE


                              ANTHONY R. PUSTORINO



                               TRANSACTION SUMMARY



              FOR THE PERIOD OF JANUARY 1, 2008 -- MARCH 31, 2010



                         GABELLI GLOBAL MULTIMEDIA TRUST



Transaction Type   TRADE DATE   QUANTITY   TRADE AMOUNT
----------------   ----------   --------   ------------
      Sell         11/21/2008      756        $3.1000
      Buy          12/29/2008      750        $4.0960



                                MARIO J. GABELLI



                               TRANSACTION SUMMARY



              FOR THE PERIOD OF JANUARY 1, 2008 -- MARCH 31, 2010



                         GABELLI GLOBAL MULTIMEDIA TRUST



Transaction Type   TRADE DATE   QUANTITY   TRADE AMOUNT
----------------   ----------   --------   ------------
      Buy          06/10/2009     2,500       $4.8000     *By: MJG IV
      Buy          08/28/2009     2,000       $5.4790     *By: GSI
      Sell         12/23/2008     5,000       $3.9640     *By: GGCP Inc.
      Sell         12/29/2008     5,000       $4.1744     *By: GGCP Inc.
      Sell         12/30/2008     5,000       $7.1638     *By: GGCP Inc.
      Sell         12/31/2008     5,000       $4.4082     *By: GGCP Inc.
      Buy          05/19/2009       200       $4.4400     *By: GGCP Inc.
      Buy          05/27/2009     6,000       $4.5903     *By: GGCP Inc.
      Buy          06/15/2009       500       $4.7000     *By: GGCP Inc.


                                                            GABELLI FUNDS

                                               THE GABELLI GLOBAL MULIMEDIA TRUST INC.

                                                               COMMON

                                  PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS - [_________], 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

W    The  undersigned  hereby  appoints Mario J. Gabelli,  Peter D. Goldstein and Bruce N. Alpert,  and each of them,  attorneys and
H    proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf
I    of the  undersigned  all shares of The Gabelli Global  Multimedia  Trust Inc. (the "Fund") which the undersigned is entitled to
T    vote at the Annual Meeting of  Shareholders  of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West
E    Putnam  Avenue,  Greenwich,  Connecticut  06830  on  [________], 2010, at [______] [_].m., and at any adjournments thereof. The undersigned  hereby  acknowledges  receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and
P    proxies to vote said shares as  indicated  herein.  In their  discretion,  the proxies are  authorized  to vote upon such other
R    business as may properly come before the Meeting.
O
X    A majority of the proxies  present and acting at the Meeting in person or by  substitute  (or, if only one shall be so present,
Y    then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The  undersigned  hereby revokes any proxy previously given.

     This proxy,  if properly  executed,  will be voted in the manner directed by the  undersigned  shareholder.  If no Registration dynamically  printed here  direction is made,  this proxy will be voted FOR the election of the Nominees as Director and in the discretion  of the proxy  holder as to any other matter that may  properly  come before the Meeting.  Please refer to the Proxy
     Statement for a discussion of Proposals.

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

     The Proxy Card must be SIGNED AND DATED for your instructions to be counted and will be voted in the manner indicated, or if no instruction  has been indicated  below; a vote will be cast FOR each nominee.  Please vote, sign and date below and return your
     Proxy Card promptly in the enclosed envelope.

                                     (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                                                                                                                    ----------------
                                                                                                                    SEE REVERSE SIDE
                                                                                                                    ----------------

------------------------------------------------------------------------------------------------------------------------------------
                                         (ARROW) TO VOTE BY MAIL, PLEASE DETACH HERE (ARROW)


                                                       YOUR VOTE IS IMPORTANT!

                                                 YOU CAN VOTE IN ONE OF THREE WAYS:

1.   Call toll-free 1-866-407-4406 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. You will need your control number to access the system.

                                                                 OR

2.   Vote by Internet at our Internet Address: www.proxyvotenow.com/ggt. You will need your control number to access the system.

                                                                 OR

3.   Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

                                                             PLEASE VOTE

                                                                                                                    Please mark
                                                                                                                      vote as
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "AGAINST" PROPOSAL 2.                              indicated in  [X]
                                                                                                                   this example

1.   ELECTION OF DIRECTORS.                                           2.   Shareholder proposal to           FOR   AGAINST   ABSTAIN
     NOMINEES                 FOR   WITHHOLD   FOR ALL                     eliminate the Fund's Classified   [ ]     [ ]        [ ]
                              ALL      ALL      EXCEPT                     Board Structure.

     MARIO J. GABELLI, CFA    [ ]      [ ]       [ ]                  3.   To consider and vote upon such other matters, including
                                                                           adjournments, as may properly come before said Meeting or
     THOMAS E. BRATTER                                                     any adjournments thereof. Please be sure to sign and date
                                                                           this Proxy Card.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name
             of each nominee for which you wish to withhold your
             vote.

             __________________________________________________

                                                                      -----
                                                                           |
                                                                           |
                                                                           |


                                                                                Date: ________________________________________, 2010

                                                                                ____________________________________________________
                                                                                                Shareholder sign here

                                                                                ____________________________________________________
                                                                                                Joint owner sign here

                                                                                Please sign  exactly as your  name(s)  appear(s)  on
                                                                                this  Proxy  Card.  When  shares  are  held by joint
                                                                                tenants, both should sign. When signing as attorney,
                                                                                executor,   administrator,   trustee,  or  guardian,
                                                                                please  give full title as such.  If a  corporation,
                                                                                please sign in full  corporate name by an authorized
                                                                                officer.   If  a   partnership,   please   sign   in
                                                                                partnership name by an authorized person.

                            PLEASE SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------
                                         (ARROW) TO VOTE BY MAIL, PLEASE DETACH HERE (ARROW)

                                        ----------------------------------------------------
                                        (TELEPHONE) VOTE BY TELEPHONE OR INTERNET (INTERNET)
                                                  QUICK * * * EASY * * * IMMEDIATE
                                        ----------------------------------------------------

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY TELEPHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

------------------------------------------------------------------------------------------------------------------------------------
OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPTION B: If you choose to vote on each proposal separately, press 2. You will hear instructions to follow.
------------------------------------------------------------------------------------------------------------------------------------

VOTE BY INTERNET: The web address is www.proxyvotenow.com/ggt. You will need your CONTROL NUMBER to access the system.

                                  IF YOU VOTE BY TELEPHONE OR INTERNET--DO NOT MAIL THE PROXY CARD.

                                                        THANK YOU FOR VOTING.

                                                                      --------------------------------------------------------------


         CALL * * TOLL FREE * * ON A TOUCH-TONE TELEPHONE
                          1-866-407-4406
              THERE IS NO CHARGE TO YOU FOR THIS CALL
                                                                      --------------------------------------------------------------
                                                                                              CONTROL NUMBER
                                                                                       FOR TELEPHONE/INTERNET VOTING

                                                            GABELLI FUNDS

                                               THE GABELLI GLOBAL MULIMEDIA TRUST INC.

                                                              PREFERRED

                                  PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS - [_________], 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OFDIRECTORS

W    The  undersigned  hereby  appoints Mario J. Gabelli,  Peter D. Goldstein and Bruce N. Alpert,  and each of them,  attorneys and
H    proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf
I    of the  undersigned  all shares of The Gabelli Global  Multimedia  Trust Inc. (the "Fund") which the undersigned is entitled to
T    vote at the Annual Meeting of  Shareholders  of the Fund to be held at The Cole  Auditorium,  The Greenwich  Library,  101 West
E    Putnam  Avenue,  Greenwich,  Connecticut  06830  on  [___________],  2010, at [______] [_].m., and at any adjournments thereof.
     The undersigned  hereby  acknowledges  receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys
P    and proxies to vote said shares as indicated herein.  In their  discretion,  the proxies are authorized to vote upon such other
R    business as may properly come before the Meeting.
O
X    A majority of the proxies  present and acting at the Meeting in person or by  substitute  (or, if only one shall be so present,
Y    then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The  undersigned  hereby revokes any proxy previously given.

     This proxy,  if properly  executed,  will be voted in the manner directed by the  undersigned  shareholder.  If no Registration dynamically  printed here  direction is made,  this proxy will be voted FOR the election of the Nominees as Director and in the discretion  of the proxy  holder as to any other matter that may  properly  come before the Meeting.  Please refer to the Proxy
     Statement for a discussion of Proposals.

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

     The Proxy Card must be SIGNED AND DATED for your instructions to be counted and will be voted in the manner indicated, or if no instruction  has been indicated  below; a vote will be cast FOR each nominee.  Please vote, sign and date below and return your
     Proxy Card promptly in the enclosed envelope.

                                     (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                                                                                                                    ----------------
                                                                                                                    SEE REVERSE SIDE
                                                                                                                    ----------------

------------------------------------------------------------------------------------------------------------------------------------
                                         (ARROW) TO VOTE BY MAIL, PLEASE DETACH HERE (ARROW)


                                                       YOUR VOTE IS IMPORTANT!

                                                 YOU CAN VOTE IN ONE OF THREE WAYS:

1.   Call toll-free 1-866-407-4406 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. You will need your control number to access the system.

                                                                 OR

2.   Vote by Internet at our Internet Address: www.proxyvotenow.com/ggt. You will need your control number to access the system.

                                                                 OR

3.   Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

                                                             PLEASE VOTE

                                                                                                                    Please mark
                                                                                                                      vote as
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "AGAINST" PROPOSAL 2.                              indicated in  [X]
                                                                                                                   this example

1.   ELECTION OF DIRECTORS.                                           2.   Shareholder proposal to           FOR   AGAINST   ABSTAIN
     NOMINEES                 FOR   WITHHOLD   FOR ALL                     eliminate the Fund's Classified   [ ]     [ ]        [ ]
                              ALL      ALL      EXCEPT                     Board Structure.

     MARIO J. GABELLI, CFA    [ ]      [ ]       [ ]                  3.   To consider and vote upon such other matters, including
                                                                           adjournments, as may properly come before said Meeting or
     THOMAS E. BRATTER                                                     any adjournments thereof. Please be sure to sign and date
                                                                           this Proxy Card.
     ANTHONY J. COLAVITA

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name of each nominee for which you wish to withhold your vote.

             __________________________________________________

                                                                      -----
                                                                           |
                                                                           |
                                                                           |


                                                                                Date: ________________________________________, 2010

                                                                                ____________________________________________________
                                                                                                Shareholder sign here

                                                                                ____________________________________________________
                                                                                                Joint owner sign here

                                                                                Please sign  exactly as your  name(s)  appear(s)  on
                                                                                this  Proxy  Card.  When  shares  are  held by joint
                                                                                tenants, both should sign. When signing as attorney,
                                                                                executor,   administrator,   trustee,  or  guardian,
                                                                                please  give full title as such.  If a  corporation,
                                                                                please sign in full  corporate name by an authorized
                                                                                officer.   If  a   partnership,   please   sign   in
                                                                                partnership name by an authorized person.

                            PLEASE SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------
                                         (ARROW) TO VOTE BY MAIL, PLEASE DETACH HERE (ARROW)

                                        ----------------------------------------------------
                                        (TELEPHONE) VOTE BY TELEPHONE OR INTERNET (INTERNET)
                                                  QUICK * * * EASY * * * IMMEDIATE
                                        ----------------------------------------------------

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY TELEPHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

------------------------------------------------------------------------------------------------------------------------------------
OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPTION B: If you choose to vote on each proposal separately, press 2. You will hear instructions to follow.
------------------------------------------------------------------------------------------------------------------------------------

VOTE BY INTERNET: The web address is www.proxyvotenow.com/ggt. You will need your CONTROL NUMBER to access the system.

                                  IF YOU VOTE BY TELEPHONE OR INTERNET--DO NOT MAIL THE PROXY CARD.

                                                        THANK YOU FOR VOTING.

                                                                      --------------------------------------------------------------


         CALL * * TOLL FREE * * ON A TOUCH-TONE TELEPHONE
                          1-866-407-4406
              THERE IS NO CHARGE TO YOU FOR THIS CALL
                                                                      --------------------------------------------------------------
                                                                                              CONTROL NUMBER
                                                                                       FOR TELEPHONE/INTERNET VOTING